Exhibit 99.2

Citi 2009 Financial Services Conference John K. Delaney Chairman & Chief Executive Officer January 27, 2009

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, expectations, strategies, goals, and projections and including statements about our preliminary fourth quarter 2008 results and performance, growing our commercial lending business, managing deposits, expanding CapitalSource Bank's operations, our position to make investments and originate and acquire assets, risk adjusted returns, economic and market conditions affecting our business and our customers, opportunities for depository institutions, our competitive advantages, margins, profits and cost of funds, deposit gathering capabilities, our customer base and products, credit standards and performance, charge offs, reserves and delinquencies, loan yields and structures, industry dynamics, our balance sheet, liquidity and financing plan, our legacy portfolio run off, our strategy of converting to a commercial bank model, the products and services we seek to provide, our intention to sell assets and discontinue one of our segments, our structure and leverage, and our intentions regarding our healthcare net lease business and possible acquisitions, all which are subject to numerous assumptions, risks, and uncertainties. All statements contained in this presentation that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "intend," "believe," "expect," "estimate," "plan," "position," "project," "will," "look forward," and similar expressions are generally intended to identify forward- looking statements. All forward-looking statements (including statements regarding preliminary and future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation: changes in economic or market conditions or investment or lending opportunities; continued or worsening recession in the overall economy and disruptions in credit and other markets; movements in interest rates and lending spreads; continued or worsening charge offs, reserves and delinquencies; our ability to successfully and cost effectively operate CapitalSource Bank; our ability to successfully grow CapitalSource Bank's deposits and commercial loan assets or deploy its capital in favorable lending transactions or acquire assets in accordance with our strategic plan; competitive and other market pressures on product pricing and services; we may not receive all approvals needed to convert to a commercial bank or become a bank holding company or realize opportunities under the Federal Stabilization Act; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; changes in tax laws or regulations affecting our business, extended disruption of vital infrastructure; our ability to successfully operate having now revoked our REIT election and to sell certain assets; our ability to successfully convert into a commercial bank and become a bank holding company and thereafter to successfully and cost effectively operate as such; our ability to successfully consummate transactions with respect to our healthcare net lease business; and other factors described in CapitalSource's 2007 Annual Report on Form 10-K and documents subsequently filed by CapitalSource with the Securities and Exchange Commission. All forward- looking statements included in this presentation are based on information available at the time of the presentation. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

CapitalSource Overview

- **Leading U.S. middle market commercial lending franchise**
  - → Large scale, broad-based national middle market lending platform
  - → Strong franchise positions in attractive areas such as healthcare lending
  - → 24 origination and diligence offices throughout the U.S.
- **Commercial Banking is our largest segment**
  - → Approximately 80% of capital allocated to Commercial Banking
- **Diverse portfolio and proprietary, direct origination capability**
  - → Approximately $12.1 Billion in commercial lending and lease assets
  - → 1,085 loans to 684 small and medium-size businesses
- **Substantial California-based depository**
  - → 22 retail branches with 65,000 customers in southern and central California
  - → In top 20 largest California-based banks by assets
  - → ~$5 Billion of retail deposits and over $1.9 Billion in liquidity
  - → Over 16% risked-based capital ratio
  - → Approximately 45% of our commercial lending assets, cash and marketable securities in CapitalSource Bank, and expect 75% to be within CapitalSource Bank in three years

Data as of September 30, 2008

Citi 2009 Financial Services Conference | January 27, 2009 | p. 3 CapitalSource

Key Messages Today We have positioned CapitalSource for long-term success Have built an "old-fashioned", balance sheet lending business with loans originated, underwritten and managed internally Multi-year pursuit of meaningful deposit funding Formation of CapitalSource Bank in 2008 Revocation of REIT status in 2009 Our work is not yet done -- 2009 will be a transitional year as we complete our transformation to a bank model 4Q'08 was a challenging quarter Macroeconomic conditions are negatively affecting our credit performance and limiting our capital markets funding capability The market conditions also are presenting highly-favorable opportunities for select asset origination and acquisition High-yield/safe loans are being made at CapitalSource Bank today and those loans are an annuity for 2010 and beyond Mid- to high-teens ROEs are achievable in the post-recession period

Investment Thesis CapitalSource today possesses two very valuable assets that are rarely found together A first-rate, fully-built asset origination and credit management platform, and A substantial, branch-based, retail bank offering access to stable, low-cost deposit funding with the capability to grow The United States has entered an extended period of re-intermediation where banks will again become "the source" for commercial lending Many banks will not be able to quickly take advantage of this trend due to legacy asset quality challenges, capital issues and/or a need to rebuild lending platforms "Clean" depositories with solid asset strategies will be the greatest beneficiaries of this re-intermediation trend and should be rewarded with increasing valuation premiums CapitalSource's powerful combination of a superior asset strategy and a robust depository provides a unique opportunity to immediately participate in the trend toward re-intermediation CapitalSource should have a sustainable competitive advantage and significant profit opportunity We expect to generate high returns on capital through compounding book values at attractive rates and the return of book value multiples to normal (or premium) levels

Successful Asset Origination & Credit Management Platform Focused asset strategy Multiple lending groups compete on service, expertise and industry insight Non-commodity products "In-Sourced" credit process Origination Proprietary Diligence/Underwriting Credit approval Syndication Loan servicing Audit Legal Loan management Senior debt orientation High asset quality / High risk-adjusted returns Operational scale and expertise Focused, direct origination teams with deep experience Fully-built infrastructure "End-to-End" control of the lending process

Portfolio Diversification 3Q'08 A Participation Interest 0.1331 Corporate Finance 0.23 Structured Finance 0.32 Healthcare & Specialty Finance 0.32 3Q'08 A Participation Interest 0.13 Senior Secured 0.47 First Mortgage 0.22 Subordinate 0.1 Lease 0.08 Note: Data as of September 30, 2008 $12.1 Billion diversified loan and lease portfolio

CapitalSource Bank - A Transformational Achievement

- **CapitalSource Bank opened in July 2008**
  - *de novo* California Industrial Bank
  - "Clean" asset purchase of deposits & branches
- **Realization of a well-planned strategy to pair our commercial lending business with a robust depository**
  - Meaningful scale without legacy asset quality issues
  - Significant liquidity now and ability to meaningfully grow deposits in the future
  - CapitalSource Bank has a very clean and highly liquid balance sheet
- **Attractive deposit franchise with significant ability to grow**
  - ~$5.0 Billion in deposits / 22 branches
  - ~$227 Million average deposits per branch
  - Current deposit levels are ~60% of peak (3/07)

CapitalSource Bank Branches


5
Fresno
NV
CA
Riverside
15
40
Los Angeles
Long Beach
Anaheim
10
Santa Ana
15
5
San Diego
8

Note: Data as of September 30, 2008

Citi 2009 Financial Services Conference | January 27, 2009 | p. 8

CapitalSource

The Importance of CapitalSource Bank

CapitalSource Bank is the core of our corporate strategy going forward and already is a significant portion of our Commercial Banking segment

→ Deposits provide ~45% of funding for our Commercial Banking segment

→ ~45% of our commercial lending assets, cash and marketable securities in CapitalSource Bank, and expect 75% to be within CapitalSource Bank in three years

We expect CapitalSource Bank to increase in its significance

→ All new originations are being made by CapitalSource Bank

→ ~$240 Million in new commitments funded in 3Q, following July 2008 opening

→ Expect ~75% of loan portfolio to be in CapitalSource Bank in three years

→ Cost of funds is ~200-250 bps lower than costs outside CapitalSource Bank

→ Strong retail branch franchise can grow deposits as needed to support new lending

We are working to further enhance the value of CapitalSource Bank

→ Development of internet-based deposit gathering capability

→ Planned conversion to commercial bank charter will allow for broadening the variety of deposit products, services and customer base

Note: Data as of September 30, 2008

Citi 2009 Financial Services Conference | January 27, 2009 | p. 9

CapitalSource

CapitalSource Bank -- Asset Strategy

- **CapitalSource Bank's asset strategy is the same as CapitalSource has been successfully pursuing since inception**
  - Provide financing for small and mid-sized businesses for growth, acquisitions, recapitalizations or working capital
  - Bias toward specialized industries and products
  - Generally senior secured, floating rate loans with 3-5 year terms
- **CapitalSource Bank can originate loans from each of CapitalSource's historic businesses**
  - Given market conditions, we expect to increase the emphasis on healthcare lending
- **Secondary market purchases (currently a very attractive opportunity) also can be made by CapitalSource Bank**
- **The CapitalSource commercial lending platform offers the opportunity to further grow relationships with our borrowers and increase our profitability**
  - In many cases, CapitalSource is the only lender to its borrowers and our lending terms often require the use of other bank-provided services (e.g. lockboxes, etc.)
  - Our close relationships provide the opportunity to expand our customer offerings and provide additional products and treasury services to our borrowers
  - Many of these additional services require a change to a commercial bank charter
  - We are pursuing the necessary charter change

Citi 2009 Financial Services Conference | January 27, 2009 | p. 10
CapitalSource

1st Qtr 4-6m 1946469568 10-12m 1676606470 Liquid 750863482 7-9m 535253137 Other 101199633 1st Qtr <25k 194728141 25k - 99k 1588703650 100k - 249k 2182575929 250k - 499k 756137372 500k Plus 288224901 Balance (by Household) Deposit funding represents a stable and low-cost way to finance our commercial lending business CapitalSource Bank's deposit franchise is strong, but our Industrial Bank charter currently limits our deposit product offering CDs are 85% of retail deposits. Liquid accounts (savings & MMDA) are the remaining 15% Average CD term of 8 months (weighted average maturity of ~ 5.3 months) 75% of households maintain between $25,000 and $250,000 Average balance of $45,000 per account and $79,000 per household CapitalSource Bank -- Deposit Products and Stratification Note: Data as of December 31, 2008 (1) Average portfolio rate as of December 31, 2008 Term

72% of depositors have been with the Bank since before 2007, including 29% from before 2003 Tenure (Customer Since) CapitalSource Bank -- Long Term and Loyal Deposit Base Note: Data as of December 31, 2008 1st Qtr Pre-03 1463913382 2003 244587965 2004 519578388 2005 759228487 2006 652829849 2007 483003164 2008 887228759

Healthcare Net Lease One of the largest portfolios of Skilled Nursing Facilities (SNFs) in the U.S. ~$1.0 Billion portfolio of "direct real estate" assets 186 facilities located in 23 states 41 third-party operators Complementary to healthcare related real estate lending business Update on Our Other Segments Residential Mortgage Investment Initiated in 2006 with REIT election Invested in Agency MBS and other high quality-mortgage assets to facilitate compliance with REIT rules With revocation of REIT election in 2009, we are selling Agency MBS and will discontinue the segment In addition to our core Commercial Banking segment, we operate two other reportable segments

Current Macroeconomic View & Implications for CapitalSource Massive, global de-leveraging of the financial services industry has been occurring for the past six quarters We believe de-leveraging likely will continue for a few more quarters There is an unprecedented lack of liquidity in all markets Nearly "non-existent" liquidity is impacting asset values and refinancing options These events, and the effects of the resulting current global recession, are negatively impacting CapitalSource Current credit performance and the funding for our business outside of our bank have been impacted The market dislocation also presents opportunities Safe loans can be made to high-quality borrowers on lender-favorable terms and at historically wide spreads Portfolio and business acquisitions can also be attractive in this market

Preview of 4Q'08 Results 4Q'08 was an extremely challenging economic and operating environment We expect a net loss for the quarter As a credit company, CapitalSource's performance has been negatively affected by the broader macroeconomic conditions 4Q'08 credit performance drove higher provision, increased charge offs and increased allowance Charge offs expected to be ~$140 million Expect reserves to increase to ~3.6% of commercial lending assets Additional "below the line" expenses also will impact earnings, including Negative marks on Agency securities (largely reversed in 1Q'09) Previously disclosed "induced conversion" expense on convertible debt exchange Negative marks on hedges of fixed-rate loans Foreign currency exchange losses due largely to the relative strength of the U.S. dollar Investment and other asset writedowns Expect tax benefit in the quarter due to Reversal of prior tax provision Booking of a deferred tax asset related to REIT revocation Note: Data is preliminary and subject to change

Our Financial Strength - Strong Capital Ratios Our Financial Strength - Strong Capital Ratios Capital ratios at CapitalSource are very strong compared to other commercially-oriented banks

Non-Bank Financing Plan With all new loans expected to be originated at CapitalSource Bank, we now consider the legacy portfolio outside of CapitalSource Bank to be a "run-off" portfolio 2009 non-bank financing plan is focused on extending duration of liabilities outside of CapitalSource Bank Plan to restructure secured credit facilities with near-term renewal/maturity dates Objective to reduce committed capacity, extend maturities and gain funding efficiencies Two facilities have automatic amortization periods of one year, even if not renewed Sale of Agency MBS is returning capital to the business Healthcare net lease business is a source of additional liquidity

Becoming a Simple Story - Transition to CapitalSource Bank All new loans are being made at CapitalSource Bank CapitalSource legacy loans projected to run off over 4-5 years Pursuing bank holding company status, commercial charter and commercial bank infrastructure REIT status revoked Selling liquid RMIP assets

What to Expect from CapitalSource in 2009 2009 will be a transition year Complete the de-REIT process - have already sold over 75% of Agency MBS Plan to continue our transformation to a commercial bank model, including pursuing change to a commercial charter Manage credit outcomes in the legacy portfolio and liquidity in what is a very difficult economic and operating environment Focus on harvesting cash from the legacy portfolio to pay down remaining parent debt Make attractive new loans in what is likely to be a year of very little competition Explore opportunities to expand capabilities and footprint of CapitalSource Bank Legacy CapitalSource "Play Defense" strategy CapitalSource Bank "Play Offense" strategy

Key Components of Financial Performance in 2009 Credit Higher than normal charge offs are expected due to macro economic conditions and market dislocation Performance impacted to the extent we require additional reserves Cost of Funds Expect increasing cost of funds outside of CapitalSource Bank as credit facilities continue to adjust to market levels Pace of migration of the balance sheet to CapitalSource Bank will drive down the cost of funds, thereby increasing margins Optimization of CapitalSource Bank Increasing both the percentage of commercial loans in CapitalSource Bank and percentage of funding from deposits will drive higher returns Manage deposit levels and liquidity portfolio to improve Net Interest Margin Asset growth Very attractive lending and loan purchase environment allows CapitalSource to add assets to its balance sheet in a highly profitable way Operating Expenses Ongoing effort to leverage fixed cost investments in lending and retail banking platforms to drive efficiencies

Reiterating Today's Key Messages We have positioned CapitalSource for long-term success Our work is not yet done -- 2009 will be a transitional year as we complete our transformation to a bank model 4Q'08 was a challenging quarter High yield/safe loans are being made at CapitalSource Bank and those loans are an annuity for 2010 and beyond Mid- to high-teens ROEs are achievable in the post-recession period

Our Goal: Long-Term and Sustained Value Creation for all Stakeholders